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                                                                   EXHIBIT 10.39




                             Dated 29 January 1999






                              LOAN NOTE INSTRUMENT





                      Constituting Unsecured Loan Notes of
                           Nextera Enterprises, Inc.





















                              LINKLATERS & PAINES
                                 One Silk Street
                                London, EC2Y 8HQ

                            TEL: (+44) 171-456-2000


                                 Ref: MSM/AXXL









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      THIS INSTRUMENT is entered into as a deed this 29 day of January 1999 by
      NEXTERA ENTERPRISE, INC. a Delaware corporation, of One Cranberry Hill, Lexington, MA 02173, United States of America (the "COMPANY").

      WHEREAS:

      The Company, has, in accordance with its constitutional documents and by a resolution of its Board of Directors passed on 29 January 1999 created the Unsecured Loan Notes to be issued, in connection with the Alexander Acquisition to the vendors of the shares of Alexander. The Notes are to be constituted as provided below.

      NOW THIS INSTRUMENT WITNESSES AND DECLARES as follows:

  1   DEFINITIONS

1.1 In this Instrument and the Schedules the following expressions shall where the context permits have the following meanings:

      "ALEXANDER" means The Alexander Corporation Limited (a company incorporated in England and Wales with registered number 2204495);

      "ALEXANDER ACQUISITION" means the acquisition by the Company of the whole of the issued share capital of Alexander in accordance with an agreement (the "ALEXANDER ACQUISITION AGREEMENT") dated 29 January 1999 made between the Company and the several vendors of shares of Alexander named therein;

      "BUSINESS DAY" means any day (excluding Saturdays and Sundays) on which banks in London are open for business;

      "CERTIFICATE" means a certificate duly executed by the Company relating to the Notes represented by it;

      "CONDITIONS" means the conditions set out in the Second Schedule as modified from time to time in accordance with the provisions of this Instrument;

      "DIRECTORS" means the Board of Directors for the time being of the Company or a duly authorized committee thereof;

      "EXTRAORDINARY RESOLUTION" has the meaning given to it in the Third Schedule;

      "FINAL REDEMPTION DATE" means the third anniversary of the date on which the Notes are first issued pursuant to the Alexander Acquisition Agreement;

      "INTEREST PAYMENT DATE" has the meaning given to it in Condition 6;

      "INTEREST PERIOD" has the meaning given to it in Condition 6;

      "NOTES" means the Unsecured Loan Notes constituted by this Instrument or, as the case may be, the principal amount thereof for the time being issued and outstanding;

      "NOTEHOLDER" means a person for the time being entered on the Register as the holder of a Note;

      "REGISTER" means the register of Noteholders to be maintained by the Company in accordance with Clause 7; and

      "REGISTRAR" means the registrar of the Company from time to time.

1.2 References herein to "THIS INSTRUMENT" include, where the context so admits, the Schedules hereto.


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1.3 Save as expressly defined any words and expressions defined in the
    Companies Act 1985 as in force at the date hereof shall have the same meanings when used in this instrument.

1.4 References herein to any provision of any statute shall be deemed also to refer to any statutory modification or re-enactment thereof from time to time in force.

1.5 Words used herein denoting persons shall include corporations, the masculine gender shall include the feminine and the singular shall include that plural and vice versa.

1.6 The headings herein are for convenience only and shall not affect the interpretation hereof.

1.7 Reference herein to Clauses, Conditions, paragraphs, sub-paragraphs or Schedules are to clauses, conditions, paragraphs, sub-paragraphs hereof or to the schedules hereto.

  2 AMOUNT OF THE NOTES

2.1 The aggregate principal amount of the Notes constituted by this Instrument shall be the amount required by the Company in order for it to be able to satisfy its obligations, under the Alexander Acquisition Agreement, to issue Notes to the vendors of the shares of Alexander.

2.2 The Notes shall be issued fully paid in amounts and integral multiples of L1.

  3 STATUS OF THE NOTES

    The Notes when issued shall rank pari passu equally and rateably without discrimination or preference and as unsecured obligations of the Company. The Notes shall be known as "UNSECURED LOAN NOTES".

  4 CONDITIONS OF ISSUE

    The Conditions and provisions contained in the Schedules shall have effect in the same manner as if such Conditions and provisions were set out herein. The Notes shall be held subject to and with the benefit of the Conditions and of the provisions in the Schedules, all of which shall be binding on the Company and the Noteholders and all persons claiming through them respectively.

  5 COVENANTS BY THE COMPANY

    The Company covenants with the Noteholders and each of them duly to perform and observe the obligations on its part contained in this Instrument to the intent that this Instrument shall enure for the benefit of all Noteholders each of whom may sue for the performance or observance of the provisions of this Instrument so far as his holding of Notes is concerned.

  6 CERTIFICATES FOR NOTES

6.1 Each Noteholder will be entitled without charge to one Certificate for the aggregate amount of Notes registered in his name. Each Certificate shall bear a denoting number and shall be executed by the Company. Every Certificate shall be in the form or substantially in the form set out in the First Schedule and shall have the Conditions endorsed thereon.

6.2 The Company shall not be bound to register more than four persons as the joint holders of any Notes and shall not be bound to issue more than one Certificate for Notes held jointly by several persons. Delivery of a Certificate to one of such persons shall be sufficient delivery to all.

6.3 When a Noteholder has redeemed part only of his Notes, the old Certificate shall be cancelled and a new Certificate for the balance of such Notes issued without charge.


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  7  REGISTER OF NOTES

7.1 The Company shall at all times keep at an office of the Registrar in the United Kingdom a Register showing:

     7.1.1 the names and addresses of the holders for the time being of the Notes and, in the case of joint holders, the names of the joint holders and the address of the first named holder;

     7.1.2 the amount of the Notes held by each registered holder and, in the case of joint holders, the amount of Notes held by the joint holders taken together;

     7.1.3 the date on which the name of each individual registered holder (including, in the case of joint holders, each joint holder) is entered in respect of the Notes standing in his or their name; and

     7.1.4 the denoting number of each Certificate for the Notes issued and the date of issue thereof.

     Any change of name or address on the part of any Noteholder shall forthwith be notified to the Company and the Register shall be altered accordingly. Any Noteholder and any person (not being a person to whom the Company may reasonably object) authorised in writing by any Noteholder shall be at liberty, at all reasonable times during business hours on any Business Day and free of charge, to inspect the Register and a copy of the Instrument. The Register may be closed at such times and for such periods as the Company may from time to time determine, provided that it shall be open for inspection for not less than two hours on each Business Day, nor shall it be closed for more than thirty Business Days in any year.

7.2 Except as required by law, the Company will recognise the registered holder of any Notes as the absolute owner thereof for all purposes and shall not (except as ordered by a court of competent jurisdiction) be bound to take notice or see to the execution of any trust, whether express, implied or constructive, to which any Notes may be subject and the receipt of the registered holder for the time being of any Notes, or in the case of joint registered holders the receipt of any of them, for the principal moneys payable in respect thereof or for the interest from time to time accruing due in respect thereof or for any other moneys payable in respect thereof shall be a good discharge to the Company, notwithstanding any notice it may have, whether express or otherwise, of the right, title, interest or claim of any other person to or in such Notes, interest or moneys. The Company shall not be bound to enter any notice of any trust, whether express, implied or constructive, on the Register in respect of any Notes.

7.3 Each Noteholder will be recognised by the Company as entitled to his Notes free from any equity, set-off or cross-claim on the part of the Company against the original or any intermediate holder of the Notes.

7.4 The Company shall promptly notify the Noteholders of any change in the identity or the address of the Registrar, provided always that the Registrar must have an office in the United Kingdom and keep the Register in the United Kingdom.

  8  GOVERNING LAW

     This instrument and the Notes shall be governed by and construed in accordance with English law. The Company irrevocably agrees that the courts of England are to have exclusive jurisdiction to settle any dispute which may arise out of or in connection with this instrument and the Notes and irrevocably submits to the jurisdiction of such courts for that purpose, but without prejudice to the right of any Noteholder to enforce its rights under the Notes against the Company or any of its assets in any jurisdiction.


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                               THE FIRST SCHEDULE

                              FORM OF CERTIFICATE

  CERTIFICATE NO.           ACCOUNT NO.        ISSUE DATE          AMOUNT

                                                                   L


                           Nextera Enterprises, Inc.
                    (Incorporated with limited liability in
                      Delaware, United States of America)

                         UNSECURED LOAN NOTES [      ]

  THIS IS TO CERTIFY THAT the undermentioned is/are the registered holder(s) of
  the amount set out below of the Unsecured Loan Notes [    ] constituted by an
  instrument entered into by the Company on [ * ] (the "INSTRUMENT") and issued with the benefit of and subject to the provisions contained in the Instrument. Where the context so admits, words and expressions defined in the Instrument shall bear the same meanings in the Conditions endorsed.

  This Certificate is evidence of entitlement only. Title to the Notes passes only on due registration on the Register and any payment due on the Notes whether of principal or interest will be made only to the duly registered holder.

  NAME(S) OF HOLDER(S)                            AMOUNT OF NOTES






  NEXTERA ENTERPRISES, INC. BY:


          Director                  Director/Secretary


  DATED:

  NOTES:



1  The Notes are repayable in accordance with the Conditions endorsed.

2  The Notes are transferable, in accordance with this Instrument.

3 A copy of the Instrument is available for inspection at the office of the Registrar referred to above.







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                              THE SECOND SCHEDULE

                                 THE CONDITIONS


  1  REPAYMENT, PURCHASE AND REDEMPTION

1.1 Subject as provided below, each Noteholder shall be entitled to require the Company to repay the whole or any part (being L1 nominal or any integral multiple thereof) of the principal amount of his holding of Notes at par on six months from the date of Issue or thereafter, together with accrued interest thereon (subject to any requirement to deduct income tax therefrom) up to and including the date of repayment. To exercise such entitlement, the Noteholder must complete the Notice of Repayment set out below, stating the amount required to be repaid and the date for repayment thereof, sign and date the Notice of Repayment and lodge the same with the Certificate at the office of the Registrar not less than ten Business Days prior to the due date for repayment. A Notice of Repayment given in accordance with this Condition shall, without the consent of the Company, be irrevocable.

1.2 If, at any time, the principal amount of all Notes outstanding shall be equal to or less than ten percent in total nominal amount of the Notes issued, the Company shall be entitled, upon giving to the Noteholders not less than thirty days' notice in writing to redeem all (but not some only) of the Notes then in issue at par together with accrued interest (subject to any requirement to deduct income tax) up to and including the date of redemption.

1.3 The Company may at any time purchase any Notes at any price by tender (available to all Noteholders alike), private treaty or otherwise by agreement with the relevant Noteholder(s).

1.4 Unless previously repaid, redeemed or purchased by the Company the Notes shall be repaid in full at par on the Final Redemption Date, together with accrued interest (subject to any requirement to deduct income tax) up to and including that date.

  2  EVENTS ON WHICH NOTES BECOME IMMEDIATELY REPAYABLE

     Each Noteholder shall be entitled to require all or part of the Notes (being L1 nominal or any integral multiple thereof) registered in his name (so far as not previously repaid and unless otherwise agreed by him) to be repaid immediately at par together with accrued interest (subject to any requirement to deduct income tax), in each of the following events, upon written notice by such Noteholder to the Company so long as that event is continuing:

2.1 any principal or interest payable on any of the Notes held by that Noteholder is not paid in full within ten Business days after the due date for payment; or

2.2 the making of an order by a competent court or authority or the passing of an effective resolution for the winding-up dissolution or its equivalent in any jurisdiction of the Company (other than for the purposes of a reconstruction, amalgamation, merger or members' voluntary winding-up on terms previously approved by an Extraordinary Resolution); or

2.3 the taking of possession by an encumbrancer of, or the appointment of a trustee, administrator or administrative receiver or manager or a similar officer over, or an administration order or its equivalent in any jurisdiction being made in respect of, the whole or substantially the whole of the undertaking or property of the Company, unless the same is paid out or discharged within ten Business days.

     The Company shall give the Noteholders notice of the happening of any of the foregoing events promptly after becoming aware of the same.



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3     PAYMENT

      Payment of the principal or the interest for the time being due and owing on the Notes, or any part thereof, may be made by cheque or warrant and made payable to the registered holder or, in the case of joint holders, to the first named holder or to such person or persons as the registered holder or joint holders may in writing, received by the Company at least five Business Days prior to the date of such payment, have directed. Every such cheque or warrant may be sent through the post no later than the Business Day preceding the due date for payment at the risk of the registered holder or joint holders and payment of any such cheque or warrant shall be a good discharge by the Company. No payments of principal or interest will be mailed to an address in the United States, Canada, Australia or Japan. Payments will be subject in all cases to any applicable fiscal and other laws and regulations.

4     SURRENDER OF CERTIFICATE AND PRESCRIPTION

4.1 Without prejudice to any other provisions of this Instrument, every Noteholder any part of whose Notes is due to be repaid or redeemed under any of the provisions of these Conditions shall, not later than five Business Days before the due date for such repayment or redemption, deliver up to the Company, at the office for the time being of the Registrar, the Certificate for his Notes which are due to be repaid in order that it may be cancelled. Unless payment of the amount due to be repaid has already been made in accordance with Condition 3, upon such delivery and against a duly signed or authenticated receipt for the principal moneys payable in respect of the Notes to be repaid, the Company shall, on the due date for repayment, pay to the Noteholder the amount payable to him in respect of such repayment or redemption. If any Certificate so delivered to the Company includes any Notes not then repayable or redeemed, a new Certificate for the balance of the Notes not then repayable or redeemed shall be issued free of charge to the Noteholder delivering such Certificate to the Company.

4.2 If any Noteholder any part of whose Notes is liable to be repaid or redeemed under these Conditions fails or refuses to deliver up the Certificate for such Notes at the time and place fixed for repayment thereof, or fails or refuses to accept payment of the moneys payable in respect thereof, the moneys payable to such Noteholder shall be paid into a separate interest-bearing bank account. The payment of such moneys into a bank account shall not constitute the Company a trustee of such moneys but shall discharge the Company from all obligations in respect of the Note. The Company shall not be responsible for the safe custody of such moneys or for interest thereon except such interest (if any) as the said moneys may earn whilst on deposit, less any reasonable expenses incurred by the Company in connection therewith. Any such amount so paid or deposited which remains unclaimed after a period of twelve years from the making of the payment or deposit shall revert and belong to the Company, notwithstanding that in the intervening period the obligation to pay the same may have been provided for in the books, accounts and other records of the Company. Subject as aforesaid, any amount so paid or deposited will forthwith be paid directly to the Noteholder or his successors upon delivery of the relevant Certificate.

5     CANCELLATION

      All Notes repaid, redeemed or purchased by the Company shall be cancelled and the Company shall not be at liberty to re-issue them.

6     INTEREST

6.1 Until such time as the Notes are repaid, redeemed or purchased by the Company in accordance with the provisions of the instrument or these Conditions, the Company shall pay to the Noteholders interest (subject to any requirement to deduct income tax) on the outstanding


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      principal amount of the Notes at the rate of one percent, per annum less than the base rate of Midland Bank Plc, in arrears on 30 June or 31 December in each year or, if such a day is not a Business Day, on the immediately preceding Business Day (the "INTEREST PAYMENT DATES") in each year in respect of the Interest Periods (as defined below) ending on and including those dates, using such base rate on the first Business Day of that Interest Period or, in the case of the period from the date of issue of this note to the next following Interest Payment Date using such base rate on the date of issue of this Note. Except where Notes have previously been repaid, redeemed or purchased and subject to Conditions 6.5 and 6.6, the final interest payment will be made on the Final Redemption Date.

6.2 The period from and including the first date of issue of Notes up to but excluding the next following 30 June or 31 December (whenever is first) is herein called an "INTEREST PERIOD". On or as soon as practicable following an Interest Payment Date, the Company shall deliver to each Noteholder a certificate as to the gross amount of the relevant interest payment and the amount of tax deducted.

6.3 Each instalment of interest shall be calculated by applying the rate of interest determined in accordance with sub-paragraph 6.1 above to the aggregate principal amount of Notes held by each Noteholder (or Noteholders in the case of joint holders), multiplying such product by the actual number of days in the relevant Interest Period divided by 365 and rounding the resulting figure to the nearest penny (half a penny being rounded upwards).

6.4 Each interest payment shall be made to the Noteholders registered on the Register at the close of business on the twenty-first day preceding the due date for payment of such interest and every such Noteholder shall be deemed for the purposes of these Conditions to be the holder on such Interest Payment Date of the Notes held by him on such preceding date, notwithstanding any intermediate transfer or transmission of any such Notes.

6.5 Interest on any Notes becoming liable to repayment shall cease to accrue as from the due date for repayment of such Notes unless (and subject to compliance by the Noteholder with the provisions of Condition 4) payment of the moneys is not made by the Company (in which case interest will continue to accrue until, and including, the date of actual payment).

6.6 If any amount due to a Noteholder in respect of his Notes is not paid on the due date, that sum shall until paid itself bear interest (accruing on a daily basis and payable on demand) at the rate of once per cent per annum above the base rate from time to time of Midland Bank Plc.

  7   DOLLAR CONVERSION MECHANISM

7.1 Subject to an election by the Company in accordance with the provisions of Condition 7.2, the amount payable in sterling by way of principal to each Noteholder on the third anniversary of the date of issue of this note (the "FINAL REPAYMENT DATE") pursuant to the provisions of Condition 1.4 shall be the amount in sterling that could have been purchased at the spot rate for the purchase of sterling with US dollars certified by the Company as prevailing at or about 11.00 a.m. (London time) (the "STERLING SPOT RATE") on the fifth business day before the Final Repayment Date with the amount in US dollars that the sterling amount equal to the principal amount of the Notes to be redeemed could have purchased at the spot rate for the purchase of US dollars with sterling certified by the Company so prevailing at or about 11.00 a.m. (London time) (the "DOLLAR SPOT RATE") on the day falling 30 days before the Final Repayment Date (or, if such a day is not a business day, on the immediately preceding business day) PROVIDED THAT such amount shall not be less than 99 per cent, or more than 101 per cent, of the sterling principal amount of the Notes to be redeemed, the amount shall be deemed to be 99 per cent, or 101 per cent, of the sterling principal amount of the Notes to be redeemed respectively).

7.2 The Company may elect, by giving 60 days' written notice to the Noteholders, to:

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      (a)   pay the Noteholders in lieu of and in satisfaction of the principal amount of the Notes to be redeemed on the Final Repayment Date pursuant to the provisions of Condition 1.4, an amount in US dollars equal to the amount in US dollars that the sterling amount equal to the principal amount of the Notes to be redeemed could have purchased on the fifth business day before the Final Repayment Date at the Dollar Spot Rate (the "DOLLAR REDEMPTION AMOUNT") PROVIDED THAT the sterling value of the Dollar Redemption Amount calculated at the Sterling Spot Rate prevailing on the Final Repayment Date shall not be less than 99 per cent, or more than 101 per cent, of the principal amount of the Notes to be redeemed (and if such amount is less than 99 per cent, or more than 101 per cent, of the sterling principal amount of the Notes to be redeemed, the amount shall be deemed to be 99 per cent, or 101 per cent, of the sterling principal amount of the Notes to be redeemed respectively); or

      (b) prepay all (but not some only) of the Notes of a Noteholder together with all interest accrued thereon on any business day falling within the period from (i) the day falling immediately after the Interest Payment Date last preceding the Final Repayment Date to (ii) the Final Repayment Date.

7.3 For the purposes of Conditions 7.1 and 7.2 all sums will be rounded to the nearest cent or penny, with half cents and half pennies being rounded upwards. The certificate of the Company in relation to any matter arising out of Conditions 7.1 and 7.2 shall, in the absence of manifest error, be final and binding.

7.4 Notwithstanding any election made by the Company pursuant to clauses 7.1 or 7.2, a Noteholder may still require the Company to repay his Notes in Sterling pursuant to clause 7.1 at any time prior to the Final Repayment Date.

  8   TRANSFER OF NOTES

8.1   The Notes may only be transferred to:-

            (i)   any other Noteholder; or

            (ii) members of the family of the Noteholder to whom the note is issued.

      For the purpose of this clause, family shall include immediate family, all relatives including cousins, aunts, uncles, parents, grandparents, and all family of those mentioned here.

  9   DEATH OR BANKRUPTCY OF NOTEHOLDERS

9.1 The executors or administrators of a deceased registered holder of Notes (not being one of several joint holders) and, in the case of the death of one or more of several joint registered holders, the survivor or survivors of such joint registered holders, shall be the only person or persons recognised by the Company as having any title to such Notes.

9.2 Any person becoming entitled to Notes in consequence of the death or bankruptcy of a holder of Notes or of any other event giving rise to the transmission of such Notes by operation of law may, upon producing such evidence that he sustains the character in respect of which he proposes to act under this Condition or of his title as the Company shall think sufficient, be registered himself as the holder of such Notes.

 10   MODIFICATION

10.1 The provisions of the instrument or of the Notes and the rights of the Noteholders may from time to time be modified, abrogated or compromised or any arrangement or amendment agreed in any

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       respect with the sanction of an Extraordinary Resolution or by written resolution of the holders of at least seventy five per cent in nominal amount of the Notes then in issue subject, in either case, to the prior consent of the Company.

10.2 Any such modification, abrogation, compromise or arrangement effected pursuant to either paragraph 10.1 shall be binding on all Noteholders.

  11   DEALINGS

       The Notes shall not be capable of being dealt in on any stock exchange in the United Kingdom or elsewhere and no application has been or is intended to be made to any stock exchange for the Notes to be listed or otherwise traded.

  12   RECEIPT OF JOINT HOLDERS

       If two or more persons are entered in the Register as joint registered holders of any Notes then, without prejudice to Clause 7 of the instrument, the receipt by any one of such persons of any interest or principal shall be as effective a discharge to the Company as if the person signing such receipt were the sole registered holder of such Notes.

  13   REPLACEMENT OF CERTIFICATES

       If the Certificate for any Notes is lost, defaced or destroyed, it may, upon payment by the Noteholder of any out-of-pocket expenses of the Company, be replaced, on such terms (if any) as to evidence and indemnity as the Directors may require, but so that, in the case of defacement, the defaced Certificate shall be surrendered before the new Certificate is issued.

  14   RISK TO NOTEHOLDERS

       All Certificates, other documents and remittances sent through the post shall be sent at the risk of the Noteholder(s) entitled thereto.

  15   NOTICES

15.1 Any notice or other communication requiring to be given or served under or in connection with this instrument shall be in writing and shall be sufficiently given or served if delivered or sent, in the case of any of the Noteholders, to the Noteholders' Solicitors at:

              Address:             Gouldens
                                   22 Tudor Street
                                   London
                                   EC4Y OJJ

              Fax:                 44 171 583 3051

              Attention:           Adam Greaves (file 752614)

              In the case of the Company to Nextera Enterprises, Inc. at:

              Address:             Nextera Enterprises Inc.
                                   338 Euston Road
                                   Regent Place
                                   London NW1 3BT

              Fax:                 08700 101113


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
              Attention:           Fred Mendelsohn

              with a copy to:

              Address:             Nextera Enterprises, Inc.
                                   One Cranberry Hill
                                   Lexington
                                   MA 02173
                                   United States of America

              Fax:                 +1 212 421 9310

              Attention:           Vincent Perro

              with a copy to:

              Address:             Maron & Sandler
                                   844 Moraga Drive
                                   Los Angeles
                                   CA 90049

              Fax:                 +1 310 440 3690

              Attention:           Jim Banks

       15.1.1 Any such notice or other communication shall be delivered by hand or sent by courier, fax or prepaid first class post. If sent by courier or fax such notice or communication shall conclusively be deemed to have been given or served at the time of despatch, in case of service in the United Kingdom, or on the following Business Day in the case of international service. If sent by post such notice or communication shall conclusively be deemed to have been received two Business Days from the time of posting, in the case of inland in the United Kingdom or three Business Days from the time of posting in the case of international mail.

  16   GENERAL

16.1 Each Noteholder shall be recognized by the Company as entitled to his Notes free from any equity, set-off or counterclaim on the part of the Company against the original or any intermediate holder of the Notes.

16.2 The instrument and the Notes are governed by, and will be construed in accordance with, English law.


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                              NOTICE OF REPAYMENT

                           NEXTERA ENTERPRISES, INC.
                          UNSECURED LOAN NOTES [    ]

TO:     NEXTERA ENTERPRISES INC.
        (the "COMPANY")
        c/o Sibson UK Limited
        338 Euston Road
        Regent Place
        London NW1 3BT

I/We, being the registered holder(s) of the Notes represented by this Certificate, hereby give notice that I/we require the Company to repay [the
whole] [L _ ] * of the principal amount of such Notes on [   _   ] ** in
accordance with the Conditions.

I/We, request you to pay to me/us in the manner authorised below the moneys to which I/we become entitled pursuant to this Notice.

I/We authorise and request you to pay the said sum by cheque payable to [ _ ] # and send the same through the post at my/our risk to [ _ ]#.

I/We acknowledge that payment of the moneys in the manner hereby authorised shall be in full and final satisfaction of the principal moneys to which I/we become entitled as aforesaid.

I/We hereby authorise the despatch of a Certificate for the balance (if any) of the Notes represented by this Certificate by post at my/our risk to:

Name
                                -------------------------

at (Address)
                                -------------------------

Signature
                                -------------------------

Name
                                -------------------------

Signature(s)***
                                -------------------------

Date
                                -------------------------

* Delete and/or complete as appropriate in a minimum nominal amount of L1 or an integral multiple thereof. If no amount is inserted the notice will be deemed to relate to the whole of the principal amount represented by this Certificate.

** Complete the date [ _ ] or [ _ ] in any year on or after [ _ ] and up to [ _ ] (inclusive) subject to any period of notice required.

# If no name or address is inserted, the repayment will be made or Certificate sent as the case may be to the first named Noteholder at his address in the Register. No Certificate will be posted to an address in the United States, Canada, Australia or Japan.


*** In the case of joint holdings all Noteholders must sign. A corporation must affix its seal (if any) which must be witnessed in accordance with the Articles of Association of the corporation or executed in accordance with the provisions of Section 36A or 36B of the Companies Act 1985 or, in the case of a body corporate incorporated outside the United

      Kingdom, in accordance with the provisions of the Foreign Companies (Execution of Documents) Regulations 1994.

                               THE THIRD SCHEDULE

                   PROVISIONS FOR MEETINGS OF THE NOTEHOLDERS

  1   CALLING OF MEETINGS

      The Company may at any time and shall, upon request in writing signed by the registered holders of not less than one-tenth in nominal value of the Notes for the time being outstanding (excluding any in respect of which a notice requiring repayment shall have been given), convene a meeting of the Noteholders to be held at such place within the United Kingdom as the Company shall reasonably and promptly determine.

  2   NOTICE OF MEETINGS

2.1 The Company shall give to the Noteholders at least fourteen or, in the case of a meeting convened for the purpose of passing an Extraordinary Resolution, at least twenty-one clear days' notice, of any meeting of Noteholders, specifying the place, day and time of meeting. Any such notice shall specify the general nature of the business to be transacted at the meeting thereby convened but, except in the case of a resolution to be proposed as an Extraordinary Resolution, it shall not be necessary to specify the terms of any resolution to be proposed.

2.2 The accidental omission to give notice of a meeting, or to send a form of proxy with a notice, to any person entitled to receive the same, or the non-receipt of a notice of meeting or form of proxy by any such person, shall not invalidate the proceedings, including any resolution duly passed at that meeting.

  3   CHAIRMAN OF MEETINGS

      Some person nominated by the holders of a majority of the Notes represented at the meeting, failing which by the Company shall be entitled to take the chair at any such meeting and if no such nomination is made or, if at any meeting the person nominated shall not be present within thirty minutes after the time appointed for holding the meeting, the Noteholders present shall choose one of their number to be Chairman.

  4   QUORUM AT MEETINGS

      At any such meeting, persons (at least two in number) holding or representing by proxy at least one-tenth (or at any such meeting at which an Extraordinary Resolution is to be considered, one-quarter) in nominal value of the Notes for the time being outstanding shall form a quorum for the transaction of business. No business (other than the choosing of a Chairman) shall be transacted at any meeting unless the requisite quorum be present at the commencement of business.

  5   ABSENCE OF QUORUM

      If within thirty minutes from the time appointed for any meeting of the Noteholders a quorum is not present, the meeting shall, if convened upon the requisition of the Noteholders, be dissolved. In any other case it shall stand adjourned to such day and time (being not less than fourteen nor more than forty-two days thereafter) and to such place as may be appointed by the Chairman. At such adjourned meeting, the Noteholders present in person or by proxy and entitled to vote, whatever the number of persons or the nominal value of the Notes held by them, shall form a quorum and shall have power to pass any Extraordinary Resolution or other resolution and to decide upon all matters which could properly have been disposed of at the meeting from which the adjournment took place.





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   6 NOTICE OF ADJOURNED MEETINGS

     At least seven days' notice of any adjourned meeting at which an Extraordinary Resolution is to be submitted shall be given in the manner provided by this instrument and such notice shall state that the Noteholders present in person or by proxy at the adjourned meeting will form a quorum. Notice is not required for any adjourned meeting at which no Extraordinary Resolution is to be submitted.

   7 ADJOURNMENT OF MEETINGS

     The Chairman may, with the consent of (and shall if directed by) any such meeting, adjourn the same from time to time and from place to place but no business shall be transacted at any adjourned meeting except business which might lawfully have been transacted at the meeting from which the adjournment took place.

   8 RESOLUTION ON SHOW OF HANDS

     Every question submitted to a meeting of Noteholders shall be decided in the first instance by a show of hands and, in case of an equality of votes, the Chairman shall, both on a show of hands and on a poll, have a casting vote in addition to the vote or votes (if any) to which he may be entitled as a Noteholder or as a duly appointed proxy of a Noteholder.

   9 DEMAND FOR POLL

     At any meeting of Noteholders, unless (before or on the declaration of the result of the show of hands) a poll is demanded by the Chairman or by one or more Noteholders present in person or by proxy and holding or representing in aggregate not less then one-tenth in nominal value of the Notes then outstanding, a declaration by the Chairman that a resolution has been carried or carried by a particular majority or lost or not carried by a particular majority shall be conclusive evidence of the fact.

  10 MANNER OF TAKING POLL

     If at any such meeting a poll is so demanded it shall be taken in such manner as the Chairman may direct and the result of such poll shall be deemed to be the resolution of the meeting at which the poll was demanded.

  11 TIME FOR TAKING POLL

     Any poll demanded at any such meeting on the election of a Chairman or on any question of adjournment shall be taken at the meeting without adjournment. A poll demanded on any other question shall be taken in such manner and place immediately or at any time within ten days of such demand, as the Chairman may direct. No notice need be given of a poll not taken immediately. The demand for a poll shall not prevent the continuance of a meeting for the transaction of any business other than the question on which the poll has been demanded. The demand for a poll may be withdrawn.

  12 PERSONS ENTITLED TO ATTEND AND VOTE

12.1 The registered holder of any of the Notes or, in the case of joint holders, any one of them shall be entitled to vote in respect thereof either in person or by proxy and in the latter case as if such joint holder were solely entitled to such Notes. If more than one of such joint holders be present at any meeting, either personally or by proxy, the vote of the senior who tenders a vote (seniority being

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
      determined by the order in which the joint holders are named in the Register) shall be accepted to the exclusion of the votes of the other joint holders.

12.2 The Directors and the Secretary and solicitors to and auditors of the Company and any other person authorised by the Directors may attend and speak (but not vote) at any such meeting.

13    INSTRUMENT APPOINTING PROXY

      Every instrument appointing a proxy must be in writing signed by the appointor or his attorney or, in the case of a corporation, under its common seal or signed by its attorney or a duly authorised officer and shall be in he usual or common form or in such other form as the Directors may approve. Such instrument of proxy shall unless the contrary is stated thereon be valid as well for an adjournment of the meeting as for the meeting to which it relates and need not be witnessed. A person appointed to act as proxy need not be a Noteholder.

14    DEPOSIT OF INSTRUMENT APPOINTING PROXY

      The instrument appointing a proxy and the power of attorney or other authority (if any) under which it is signed or a noterially certified or office copy of such power or authority shall be deposited at such place or places as within the United Kingdom the Company may in the notice of meeting direct or, if no such place is specified, then at the registered office of the Company not less than forty-eight hours before the time appointed for holding the meeting or adjourned meeting or the taking of a poll at which the person named in such instrument proposes to vote; in default the instrument of proxy shall not be treated as valid. A vote given in accordance with the terms of an instrument appointing a proxy shall be valid notwithstanding the previous death or insanity of the principal or revocation of the instrument of proxy or of the authority under which the instrument of proxy is given, unless previous notice in writing of such death, insanity or revocation shall have been received at the registered office of the Company. No instrument appointing a proxy shall be valid after the expiration of twelve months from the date of its execution.

15    VOTES

      On a show of hands, every Noteholder who (being an individual) is present in person or by proxy or (being a corporation) is present by a representative shall have one vote and, on a poll, every Noteholder present in person or by proxy shall have one vote for every L1 in nominal amount of the Notes of which he is the holder. A Noteholder entitled to more than one vote need not use all his votes or cast all the votes he uses in the same way.

16    POWERS OF MEETINGS OF NOTEHOLDERS

      A meeting of the Noteholders shall, in addition to any other powers, have the following powers exercisable by Extraordinary Resolution namely:

16.1 power to sanction any compromise or arrangement proposed to be made between the Company and the Noteholders;

16.2 power to sanction any abrogation, modification or compromise or any arrangement in respect of the rights of the Noteholders against the Company or its properties, whether such rights arise under the instrument or otherwise;

16.3 power to sanction any scheme or proposal for the sale or exchange of the Notes or for the conversion of the Notes into shares, stock, debentures, debenture stock or other obligations or securities of the Company or any other company formed or to be formed or cash or partly for or into such shares, stock, debentures, debenture stock or other obligations or securities as aforesaid and partly for or into cash;

16.4 power to assent to any modification or abrogation of the provisions of this Instrument or of the Notes which shall be proposed by the Company and for which the consent of Noteholders is required and to authorise the Company to execute an instrument supplemental to this Instrument embodying any such modification or abrogation;

16.5 power to give any authority or sanction which under the provisions of this Instrument is required to be given by Extraordinary Resolution;

     Provided that no modification of the Conditions or the Instrument shall be made or take effect unless the Company shall have consented to any such modification.

 17  DEFINITION OF EXTRAORDINARY RESOLUTION

     The expression "EXTRAORDINARY RESOLUTION" means a resolution passed at a meeting of the Noteholders, duly convened and held in accordance with the provisions herein contained, by a majority consisting of not less than three-fourths of the persona voting thereat upon a show of hands or, if a poll is demanded, by a majority consisting of not less that three-fourths of the votes given on such poll.

 18  EXTRAORDINARY RESOLUTION BINDING ON ALL NOTEHOLDERS

     An Extraordinary Resolution shall be binding upon all the Noteholders whether or not present at such meeting and each of the Noteholders shall be bound to give effect to it accordingly. The passing of any such resolution shall be conclusive evidence that the circumstances justify the passing thereof, the intention being that it shall rest with the meeting to determine without appeal whether or not the circumstances justify the passing of such resolution.

 19  RESOLUTIONS IN WRITING

     A resolution in writing signed by the holders of not less than seventy-five per cent in nominal amount of the Notes for the time being outstanding who are for the time being entitled to receive notice of meetings in accordance with the provisions herein contained shall for all purposes be as valid and effectual as an Extraordinary Resolution. Such resolution in writing may be contained in one document or in several documents in similar form each signed by one or more of the Noteholders.

 20  MINUTES OF MEETINGS

     Minutes of all resolutions and proceedings at every meeting of Noteholders shall be made and duly entered in books to be from time to time provided for that purpose by the Company. Any such minutes, if purporting to be signed by the Chairman of the meeting at which such resolutions were passed or proceedings held or by the Chairman of the next succeeding meeting of the Noteholders, shall be conclusive evidence of the matters therein contained. Until the contrary is proved, every such meeting in respect of the proceedings of which minutes have been made shall be deemed to have been duly convened and held and all resolutions passed at that meeting to have been duly passed.

     In witness whereof this Instrument has been duly executed and delivered as a deed poll the day and year first above written.


     SIGNED by NEXTERA
     ENTERPRISES INC. By MICHAEL          /s/ MICHAEL MULDOWNEY
     MULDOWNEY, Chief Financial
     Officer








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